Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into and dated as of September 20, 2017 (this “Agreement”), by and among Petro River Oil Corp., a Delaware corporation (the “Company”), Spyglass Energy Group, LLC, a Delaware limited liability company (“Spyglass”) and Petro Exploration Funding II, LLC, a New York limited liability company (“Purchaser”).

RECITAL

WHEREAS, the Company is entering into this Agreement to fund various operations including drilling programs in its 106,500 acre concession in Osage County, Oklahoma (the “Osage Drilling Program”) held by its indirect subsidiary Spyglass;

WHEREAS, as consideration for allocating a portion of the funding herein to the Osage Drilling Program, Spyglass agrees to enter into this Agreement along with the Company; and

NOW THEREFORE, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser and Purchaser desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Spyglass and Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Assignment of Overriding Royalty Interests” means the Assignment of Overriding Royalty Interest between the Company and Purchaser in the form attached as Exhibit C.

“Bankruptcy Event” means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-third of the members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

 “Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchaser.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.00001 per share, and any securities into which such common stock may hereafter be reclassified.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

 “Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market and the OTC Bulletin Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation of legal action and reasonable attorneys’ fees.

“Notes” means the Secured Promissory Notes due June 2020 with an aggregate principal face amount of $2,500,000 issued by the Company to Purchaser in the form of Exhibit A hereto.

“Options” means any rights, warrants or options to subscribe, directly or indirectly for or purchase Common Stock or Convertible Securities (including all Additional Warrants that can be issued under the Transaction Documents).

“ORRI” means the overriding royalty interest equal to 2% in aggregate of 8/8ths in the oil, gas and other hydrocarbon substances which may be produced, saved, sold and marketed from the oil and gas leases as described in the Assignment of Overriding Royalty Interests.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 “Purchaser Counsel” means MSN Legal, counsel to Purchaser.

 “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Notes, the Warrants, the ORRI and the Underlying Shares issued or issuable (as applicable) to Purchaser pursuant to the Transaction Documents.

“Security Agreement” means the Security Agreement dated as of the Closing Date, among the Company, and the Purchaser set forth on the signature pages thereto substantially in the form of Exhibit D.

 “Subsidiaries” shall mean Spyglass and Bandolier Energy LLC, each indirect subsidiaries of the Company.
.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then any Business Day.

“Trading Market” means OTC Bulletin Board or any other Eligible Market or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Assignment of Overriding Royalty Interest, the Security Agreement, the Transfer Agent Instructions and any other documents or agreements executed or delivered in connection with the transactions contemplated hereby.

 “Underlying Shares” means the shares of Common Stock issuable (i) upon exercise of the Warrants, and (ii) in satisfaction of any other obligation of the Company to issue shares of Common Stock pursuant to the Transaction Documents, and in each case, any securities issued or issuable in exchange for or in respect of such securities.

“Warrants” means, collectively, the Common Stock warrants issued and sold under this Agreement, in the form of Exhibit B.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. The Closing Date shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and Purchaser) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Article V. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company or Spyglass, as the case may be, shall issue and sell to Purchaser and Purchaser shall purchase from the Company, the Notes and Warrants, and the ORRI, for the purchase price set forth on Schedule A hereto under the heading “Purchase Price”. The Closing shall take place at the offices of Purchaser Counsel or at such other location as the parties may agree.

2.2 Closing Deliveries.

(a) At the Closing, the Company or Spyglass, as the case may be, shall deliver or cause to be delivered to Purchaser the following:

(i) a Note, registered in the name of Purchaser, in the principal amount indicated on Schedule A hereto under the heading “Note Principal Amount”;

(ii) a Warrant, registered in the name of Purchaser, pursuant to which Purchaser shall have the right to acquire such number of Underlying Shares indicated on Schedule A hereto under the heading “Warrant Shares”; and

(iii) an Assignment of Overriding Royalty Interest, registered in the name of Purchaser, with the ORRI amount indicated on Schedule A hereto under the heading “ORRI”;

(b) At the Closing, Purchaser shall deliver or cause to be delivered to the Company (i) the purchase price set forth on Schedule A hereto under the heading “Purchase Price”, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose, and (ii) the Security Agreement and the Assignment of Overriding Interest, each executed by Purchaser.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company and Spyglass hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) materially adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) materially adversely impair the Company’s ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company and its Subsidiaries have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each Transaction Document has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the other parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except where enforceability may be limited by a Bankruptcy Event and except where enforceability is subject to the application of equitable principles or remedies.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt) or other binding understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in each case as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of a Form 8-K Current Report, (ii) the application(s) to each Trading Market for the listing of the Underlying Shares for trading thereon, and (iii) the notification to the Trading Market of the change in the number of shares outstanding(collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions under applicable securities laws or the Transaction Documents), and shall not be subject to preemptive rights or similar rights of shareholders. Assuming the accuracy of the representations of the Purchaser set forth in Section 3.2, the Securities are issued in compliance with applicable securities laws, rules and regulations. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable under the Transaction Documents.

(f) Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any stockholder approval provisions under the rules and regulations of any Trading Market. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents (other than those obligations set forth in Section 4.5). The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(g) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Purchaser or its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Purchaser’s purchase of the Securities. The Company further represents to Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives. The Company further acknowledges that Purchaser has not made any promises or commitments other than as set forth in this Agreement, including any promises or commitments for any additional investment by Purchaser in the Company.

(h) Ranking. Except as set forth on Schedule 3.1(cc) and the promissory note issued to Petro Exploration Funding, LLC in the aggregate principal amount of $2,000,00 on June 15, 2017 (the “Prior Secured Note”), as of the date of this Agreement, no indebtedness of the Company is senior to, or pari passu with, the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

3.2 Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a) Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action on the part of Purchaser. The Transaction Documents to which it is a party have been duly executed by Purchaser and, when delivered by Purchaser in accordance with terms hereof and thereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms.

(b) Investment Intent. Purchaser is acquiring the Securities for investment purposes and has no present intention of distributing any of the Securities in violation of applicable securities laws. Purchaser has been advised and understands that the Securities have not been registered under the Securities Act or under the “blue sky” or similar laws of any jurisdiction and the Securities may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or, subject to the terms and conditions of this Agreement, if an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by Purchaser to hold the Securities for any period of time. Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Purchaser has been advised and understands that the Company, in issuing the Securities, is relying upon, among other things, the representations and warranties of Purchaser herein.

(c) Purchaser Status. As indicated on Purchaser’s signature page hereto and incorporated herein by reference, Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act and/or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.  Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Disclosure. Purchaser acknowledges and agrees that the Company neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1.

(g)  Bad Actor Representation.  Purchaser is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144, except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by Purchaser to an Affiliate of Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(b) Purchaser agrees to the imprinting, except as otherwise permitted by Section 4.1(c), of the following legend on any certificate evidencing Securities:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

(c) Certificates evidencing Securities shall not be required to contain the legend set forth in Section 4.1(b) or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall issue or cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company’s transfer agent on the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to Purchaser a certificate representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 4.1(b).

(d) The Company acknowledges and agrees that Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against Purchaser. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and agreed by the Company (i) that Purchaser has not been asked to agree, nor has Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that future open market or other transactions by Purchaser, including short sales, and specifically including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that Purchaser, and counter parties in “derivative” transactions to which Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

4.3 Furnishing of Information. As long as Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of Purchaser, the Company shall deliver to Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Purchaser and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.4 Exercise Procedures. The form of Exercise Notice included in the Warrants set forth the totality of the procedures required by Purchaser, or member of Purchaser, in order to exercise the Warrants. No additional legal opinion or other information or instructions shall be necessary to enable Purchaser, or member of Purchaser, to exercise their Warrants. The Company shall honor exercises of the and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5 Repayment of Notes. Each of the parties hereto agrees that all repayments of the Notes (including any accrued interest thereon) by the Company (other than by conversion of the Notes) will be paid pro rata to the holders thereof based upon the principal amount then outstanding to each of such holders.

4.6 No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any Subsidiaries to take or permit any action that materially impairs or adversely affects the rights of Purchaser under the Agreement or the Notes.

4.7 Indemnification. In consideration of Purchaser's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Related Persons") from and against any and all actions, causes of action, suits, claims and Losses in connection therewith (irrespective of whether any such Related Person is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Related Person as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Related Person by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

ARTICLE V.
CONDITIONS

5.1 Conditions Precedent to the Obligations of Purchasers. The obligation of Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by h Purchaser, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have a Material Adverse Effect;

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market;

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance. Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Purchaser at or prior to the Closing; and

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI.
MISCELLANEOUS

6.1 Termination. This Agreement may be terminated by the Company or Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

6.2 Fees and Expenses. Within 10 days following the Closing, the Company shall pay Purchaser its reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

6.3 Entire Agreement. The Transaction Documents, together with the Exhibits, Annexes, and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each party will execute and deliver to the other parties such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Petro River Oil Corp
55 5th Avenue
New York, NY 10003
Attn: Stephen Brunner

If to the Purchaser:	Petro Exploration Funding LLC
55 5th Avenue
New York, NY 10003
Attn: Scot Cohen

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and holders collectively holding 60% of the aggregate principal amount outstanding under the Notes or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding without the consent of holders collectively holding 90% of the aggregate principal amount outstanding under the Notes. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser. Purchaser may assign its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchaser. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.7.

6.9 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any of the Transaction Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement or any Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Purchaser’s election.

6.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PETRO RIVER OIL CORP.

By:
Stephen Brunner
President

SPYGLASS ENERGY GROUP, LLC.By: Stephen BrunnerManager

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE OF PURCHASER FOLLOWS.]

PETRO EXPLORATION FUNDING II, LLC By: _________________________ Scot Cohen Managing Member Note Principal Amount: $2,500,000 Warrant Shares:

Status (check boxes as applicable):

☐ Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

☐ Purchaser is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

Address for Notice: 20 E 20th Street, 6th Fl New York, NY 10003 Attn: Scot Cohen

[Signature Page to Securities Purchase Agreement]

Exhibits:

A.
Form of Note

B.
Form of Warrant

C.
Form of Assignment of Overriding Royalty Interest

D.
Form of Security Agreement

Schedule A

Purchaser	Note Principal Amount	Warrant Shares	ORRI	Purchase Price
Petro Exploration Funding LLC	2,500,000	[1,250,000]	2%	2,500,000